UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2011

Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

(GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	6

Spread duration	7

Effective duration	8

Schedule of investments	9

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Statement of cash flows	25

Financial highlights	26

Notes to financial statements	27

Report of independent registered public accounting firm	41

Additional information	42

Annual chief executive officer and principal financial officer certifications	48

Other shareholder communications regarding accounting matters	49

Dividend reinvestment plan	50

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the twelve-month reporting period ended October 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended October 31, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The second estimate for third quarter GDP growth was 2.0%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.3% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the U.S. economy have been the weak job market and continued strains in the housing market. While there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. At the end of October 2011, the unemployment rate, as reported by the U.S. Department of Labor, was 9.0%. Looking at the housing market, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next nine months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $162,500 in October 2011, down 4.7% from October 2010.

Even the manufacturing sector, one of the stalwarts of the U.S. economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period and ended October 2011 at 50.8.

Disappointing economic news was not limited to the U.S. In September 2011, the International Monetary Fund (“IMF”) lowered its growth projections for the global economy. Citing “a much slower recovery in advanced economies since the beginning of the year” and an “increase in fiscal and financial uncertainty,” the IMF pared its estimate for 2011 global growth to 4.0%, versus 4.3% in June. The IMF now anticipates 2011 growth will be 1.6% in the Eurozone and -0.5% in Japan. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF reduced its projection for the former from 6.6% to 6.4% in 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary (cont’d)

0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in early November (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) had not raised interest rates since July 2008. However, in April 2011, the ECB raised interest rates from 1.00% to 1.25%, and then to 1.50% in July. However, in November 2011 (after the reporting period ended), the ECB lowered interest rates from 1.50% to 1.25%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, the lowest level since 2006. Elsewhere, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 25, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities. Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed-income securities of foreign issuers organized or having a principal place of business outside the United States, including in emerging market countries. In addition, the Fund may invest up to 35% of its managed assets in fixed-income securities of below investment grade quality.

Under normal market conditions, the Fund expects to maintain, on an ongoing basis, a dollar-weighted average credit quality of portfolio holdings of investment grade quality. When choosing investments, Western Asset Management Company (“Western Asset”), the Fund’s subadviser, focuses on corporate securities that exhibit pricing inefficiencies, improving credit conditions that offer income opportunities and the potential for high real yields.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The portfolio managers responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, S. Kenneth Leech, Michael C. Buchanan, Keith J. Gardner, Andrew Belshaw and Ryan K. Brist.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. The spread sectors began the period on a weak note in November 2010, triggered by the European sovereign debt crisis. Most spread sectors then rallied through the end of April 2011 as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-durationi Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors then rallied in October given hopes of progress in Europe and some better-than-expected economic data.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.34%

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Fund overview (cont’d)

and 2.63%, respectively. Yields declined in early November, but then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. When the period ended on October 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 2.17%.

All told, the Barclays Capital U.S. Aggregate Indexii returned 5.00% for the twelve months ended October 31, 2011. Comparatively, global investment grade corporate bonds, global high-yield bonds and emerging market debt lagged the Barclays Capital U.S. Aggregate Index. Over the reporting period, the Barclays Capital Global Aggregate Corporate Indexiii returned 3.92%, the Barclays Capital Global High Yield Indexiv returned 3.49% and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 4.05%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced our long euro exposure in March 2011 and moved to a slightly short position by the end of the reporting period given the escalating European sovereign debt crisis. Additionally, the Fund’s non-agency mortgage-backed security (“MBS”) exposure was modestly reduced during the period to free up funds to pursue other opportunities. We actively participated in the new issue market, typically emphasizing senior secured bonds and issues that were higher up in the corporate capital structure.

During the reporting period, we employed U.S. Treasury futures to manage the Fund’s duration. This was a detractor from performance. The use of currency forwards to manage our currency exposure did not materially impact results.

During the reporting period, we actively managed the Fund’s leverage. We temporarily reduced leverage in the spring of 2011 when we felt the credit markets were pricing in an overly optimistic outlook. We ended the period with borrowings as a percentage of gross assets of roughly 21.5%.

Performance review

For the twelve months ended October 31, 2011, Western Asset Global Corporate Defined Opportunity Fund Inc. returned 2.13% based on its net asset value (“NAV”)vi and 2.97% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Global Aggregate Corporate Index, returned 3.92% for the same period. The Lipper Global Income Closed-End Funds Category Averagevii returned 4.20% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.56 per share. The

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	3

performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2011

Price Per Share	12-Month Total Return*
$19.15 (NAV)	2.13%
$18.05 (Market Price)	2.97%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its out-of-benchmark (securities held by the Fund but not included in the benchmark) exposure to emerging market debt (roughly 22% of the portfolio at period-end), as it outperformed the benchmark. In particular, overweight positions in Thailand-based Wireless Telecommunication Services firm True Move Co., Ltd. and Venezuelan sovereign debt were beneficial for performance. True Move Co. posted stable results over the fiscal year in conjunction with adequate overall liquidity levels. As we anticipated, bondholders also benefited from conservative balance sheet management by True Move’s management team, which included a tender for our bonds toward the end of the reporting period to extend their maturity profile. Venezuela’s sovereign debt was boosted by strong investor demand as it offered very attractive yields in a low-yield environment that characterized much of the reporting period.

The Fund had an out-of-benchmark exposure to structured products (roughly 6% of the portfolio at period-end), such as non-agency MBS, which, overall, outperformed the benchmark during the period. Our specific holdings were concentrated primarily on higher-quality fixed coupon issuers that were, in general, more seasoned. These positions benefited from principal paydowns at par and they offered higher yields.

An out-of-benchmark exposure to high-yield bonds (roughly 22% of the portfolio at period-end) was rewarded. Leading contributors to Fund performance during the period included overweight positions in MGM Resorts International and holdings in subsidiaries of Liberty Global Inc. (UPC Holding, Unitymedia GMBH and UPCB Finance II LTD). MGM Resorts International is a U.S. entertainment and gaming company. Its bonds were trading at a steep discount given fears over the debt levels at the company. The company’s bonds rallied significantly during the period as it continued to make its debt payments and fears of a default receded. Liberty Global is a large European cable company. It was a strong performer given consistent positive fundamental performance and strong free cash flow generation.

The Fund’s allocation to investment grade bonds (roughly 47% of the portfolio at period-end) also boosted results. Overweight positions that enhanced the Fund’s results included Anadarko Petroleum Corp. and Travelers Cos. Inc. Anadarko Petroleum is an oil and gas exploration and production

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Fund overview (cont’d)

company. It had a 25% stake in the Macondo well that caused a record Gulf of Mexico oil spill in 2010. Its debt suffered given uncertainty surrounding litigation related to the disaster. Anadarko Petroleum’s debt rallied as the company reached a settlement that was less than anticipated. In addition, its fundamental results improved during the period. Travelers Cos. is an insurance company that performed well given the strong results from its investment portfolio.

Q. What were the leading detractors from performance?

A. The largest detractors from relative performance for the period were certain holdings in the high-yield sector. Overweights in CMA CGM and Horizon Lines Inc. were not beneficial to results. CMA CGM, based in France, is the world’s third largest container shipping company. The firm performed poorly due to a variety of factors, including signs that global economic growth was decelerating, higher oil prices and fears related to the escalating European sovereign debt crisis. In addition, there was an overhang regarding allegations that the company engaged in illegal shipping practices from various foreign ports to Sudan. Horizon Lines is a U.S.-based shipping company that performed poorly as it was expected to default after failing to make certain debt payments. Horizon Lines suffered from an overall secular decline in global shipping. Weak demand due to the sputtering global economy led company fundamentals to become challenged, and a U.S. Department of Justice settlement against the company added to already elevated liquidity concerns.

While the Fund’s investment grade bond exposure was additive to results, security selection, overall, detracted from results. Overweight positions in Europe-based Financials companies, particularly Barclays Bank and Intesa Sanpaolo SpA, were not rewarded. Both companies were negatively impacted by the European sovereign debt crisis.

Several emerging market holdings were also a drag on performance. An overweight in India-based ICICI Bank Ltd. was a negative for results. It was dragged down along with the banking industry as a whole given fears of contagion from the European debt crisis. In addition, there were concerns that economic growth expectations in India were overly optimistic.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Corporate Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	5

we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 15, 2011

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of October 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of October 31, 2011 were: Financials (27.7%), Consumer Discretionary (12.6%), Energy (9.7%), Telecommunication Services (8.7%) and Materials (7.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital Global Aggregate Corporate Index is the corporate component of the Barclays Capital Global Aggregate Index, which is comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.

iv

The Barclays Capital Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

v

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2011 and October 31, 2010 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Prior year percentages have been restated to reflect current period classifications.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	7

Spread duration (unaudited)

Economic Exposure — October 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC Global Aggregate	— Barclays Capital Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Effective duration (unaudited)

Interest Rate Exposure — October 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC Global Aggregate	— Barclays Capital Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
Govt	— Government
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	9

Schedule of investments

October 31, 2011

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 85.9%
Consumer Discretionary — 12.6%
Auto Components — 0.8%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	$744,050	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	1,420,000	EUR	1,994,327	(a)
Total Auto Components					2,738,377
Automobiles — 0.7%
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	2,000,000		2,525,246
Diversified Consumer Services — 1.1%
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	534,259	GBP	1,021,686
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	940,000	GBP	1,488,755	(a)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	1,500,000		1,466,250	(b)
Total Diversified Consumer Services					3,976,691
Hotels, Restaurants & Leisure — 1.7%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,075,000
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,000,000		1,065,000
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,092,500
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/25	581,485	GBP	974,706
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,000,000		937,500	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,000,000		1,155,000
Total Hotels, Restaurants & Leisure					6,299,706
Household Durables — 0.7%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	2,500,000		2,425,000	(b)
Media — 7.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,030,000		2,172,100	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,707,375	(b)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,111,526	(b)
Daily Mail & General Trust PLC, Senior Bonds	5.750%	12/7/18	1,280,000	GBP	1,959,406
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		1,988,704	(b)
ITV PLC, Senior Notes	10.000%	6/30/14	600,000	EUR	917,393
Kabel BW Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	411,997	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,290,300	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	920,000		1,055,700
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	500,000	EUR	610,558	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,177,481

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	870,000		$1,085,495	(b)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,953,777	(b)
UPC Holding BV, Senior Secured Notes	9.750%	4/15/18	310,000	EUR	452,539	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	1,300,678	(a)
Videotron Ltee, Senior Notes	7.125%	1/15/20	2,000,000	CAD	2,041,635	(a)
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	1,848,817
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	750,000	EUR	1,061,125	(a)
Total Media					26,146,606
Multiline Retail — 0.0%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		166,500
Specialty Retail — 0.4%
Edcon Proprietary Ltd., Senior Notes	4.778%	6/15/14	960,000	EUR	1,135,741	(a)(c)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	353,881	(a)
Total Specialty Retail					1,489,622
Total Consumer Discretionary					45,767,748
Consumer Staples — 5.6%
Food & Staples Retailing — 0.9%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,218,972	(b)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,265,390
Total Food & Staples Retailing					3,484,362
Food Products — 0.9%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	700,000	GBP	995,391	(a)
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	530,000	EUR	755,362	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	360,000	EUR	470,735	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	801,000		935,167
Total Food Products					3,156,655
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		744,800	(a)
Tobacco — 3.6%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,499,186	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,220,583
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,917,060
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,781,897	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,707,188	(b)
Total Tobacco					13,125,914
Total Consumer Staples					20,511,731
Energy — 9.7%
Energy Equipment & Services — 0.1%
Parker Drilling Co., Senior Notes	9.125%	4/1/18	300,000		315,750

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	11

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — 9.6%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		$ 1,593,340	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,899,740		2,121,899	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		1,984,950	(b)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	1,000,000		1,237,774	(b)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,531,951	(b)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		479,400	(a)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	980,000		1,053,500	(a)
KazMunaiGaz Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		821,812	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,180,000		1,374,632	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		334,025	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		1,983,225	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	750,000		782,813	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		1,001,000
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		876,280
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,037,474	(a)
Petronas Capital Ltd.	5.250%	8/12/19	700,000		795,118	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		2,021,872	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,672,500
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,707,842	(a)(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,146,285	(a)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	1,000,000		1,065,000	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		4,751,750	(a)(b)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		675,161	(b)
Total Oil, Gas & Consumable Fuels					35,049,603
Total Energy					35,365,353
Financials — 27.2%
Capital Markets — 3.1%
Credit Suisse AG, Subordinated Notes	5.400%	1/14/20	320,000		320,183	(b)
Credit Suisse London, Subordinated Notes	6.750%	1/16/23	2,500,000	GBP	4,196,773	(c)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,300,000		897,000	(b)(c)(d)
Goldman Sachs Group Inc.	5.500%	10/12/21	600,000	GBP	836,525
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,090,807
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,861,159
Total Capital Markets					11,202,447

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — 14.2%
Australia & New Zealand Banking Group Ltd., Subordinated Bonds	6.540%	6/15/12	450,000	GBP	$ 719,359	(c)(d)
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,769,981
BankAmerica Capital II, Junior Subordinated Bonds	8.000%	12/15/26	800,000		732,000	(b)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	1,240,000		1,134,600	(a)(b)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	850,000		745,875	(a)
Barclays Bank PLC, Subordinated Notes	6.369%	12/15/19	1,950,000	GBP	2,304,523	(c)(d)
BB&T Capital Trust II, Junior Subordinated Notes	6.750%	6/7/36	660,000		666,465	(b)
BB&T Capital Trust IV, Junior Subordinated Debentures	6.820%	6/12/57	2,700,000		2,710,125	(b)(c)
BBVA International Preferred SA Unipersonal	9.100%	10/21/14	400,000	GBP	572,413	(c)(d)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,740,754
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	475,993	(c)(d)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,239,050	(a)(c)(d)
Fortis Bank SA/NV, Junior Subordinated Notes	4.625%	10/27/14	1,900,000	EUR	1,840,321	(a)(c)(d)
Fortis Bank SA/NV, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,659,588
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	1,900,000	EUR	2,352,982	(c)(d)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	4,396,870	(c)
Intesa Sanpaolo SpA, Subordinated Notes	6.625%	5/8/18	1,200,000	EUR	1,446,959
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	463,885	(c)(d)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	520,000		533,233	(a)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	66,000	GBP	59,959	(a)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	4,157,858	(c)
National Capital Trust I	5.620%	12/17/18	266,000	GBP	359,783	(a)(c)(d)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,650,000		1,546,875	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,423,032	(a)(c)(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	90,000		87,379	(a)(b)(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		3,743,288	(b)
Royal Bank of Scotland PLC, Senior Notes	5.375%	9/30/19	1,300,000	EUR	1,694,146
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	554,324	(c)(d)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	13

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	$ 656,569	(c)(d)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	1,882,005	(c)(d)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,767,521	(a)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,757,443
USB Capital XIII Trust, Junior Subordinated Notes	6.625%	12/15/39	1,500,000		1,546,615	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/5/11	760,000		662,150	(c)(d)
Total Commercial Banks					51,403,923
Consumer Finance — 1.9%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,808,625	(b)(c)
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	540,000	EUR	719,178
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,880,000		1,959,900	(b)
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	2,400,000		2,347,622	(b)
Total Consumer Finance					6,835,325
Diversified Financial Services — 4.8%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	1,000,000		982,500	(a)
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	2,048,355
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	3,000,000		2,782,500
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,118,583	(a)(c)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,194,240	(b)(c)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,169,500	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,065,250	(b)
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	560,000	EUR	815,553	(a)
JPMorgan Chase Capital XVIII, Bonds	6.950%	8/17/36	1,440,000		1,491,862	(b)
JPMorgan Chase Capital XXVII, Junior Subordinated Notes	7.000%	11/1/39	1,000,000		1,008,083	(b)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	726,788	(c)(d)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	800,000	EUR	1,084,821	(a)
Total Diversified Financial Services					17,488,035
Insurance — 3.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,353,823	(b)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	1,300,000	EUR	1,771,828	(c)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	536,944	(c)(d)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		1,435,000	(a)(c)(d)
ELM BV	5.252%	5/25/16	550,000	EUR	662,481	(c)(d)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,590,097	(a)

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — continued
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	$ 525,806	(c)(d)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		319,094	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	597,839	(c)(d)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	927,160	(a)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,306,222	(b)
Total Insurance					11,026,294
Real Estate Management & Development — 0.2%
Countrywide Holdings, Senior Secured Notes	10.000%	5/8/18	550,000	GBP	840,128	(a)
Total Financials					98,796,152
Health Care — 2.2%
Health Care Equipment & Supplies — 0.1%
Ontex IV SA, Senior Notes	9.000%	4/15/19	430,000	EUR	510,205	(a)
Health Care Providers & Services — 1.7%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	250,000	GBP	377,857	(a)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,157,588	(b)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000		1,152,500
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,592,993	(b)
Total Health Care Providers & Services					6,280,938
Pharmaceuticals — 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,376,920	(a)
Total Health Care					8,168,063
Industrials — 6.1%
Air Freight & Logistics — 0.3%
TGI International Ltd., Senior Notes	9.500%	10/3/17	850,000		930,750	(a)
Airlines — 3.1%
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,460,032
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,577,732		3,685,064
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	4,430,000		4,463,225	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,500,000		1,582,500	(a)
United Airlines, Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	100,003		110,504	(b)
Total Airlines					11,301,325
Commercial Services & Supplies — 0.9%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,250,000		1,384,375
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,656,528	(b)
Total Commercial Services & Supplies					3,040,903
Construction & Engineering — 0.4%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,450,000		1,566,000	(a)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	15

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Marine — 0.1%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	180,000		$ 174,488	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	240,000		229,800	(a)(e)(f)
Total Marine					404,288
Road & Rail — 1.0%
FirstGroup PLC, Senior Bonds	8.125%	9/19/18	1,150,000	GBP	2,239,400
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,333,000		1,456,302
Total Road & Rail					3,695,702
Transportation — 0.3%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		450,000	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,100,000	EUR	677,321	(a)
Total Transportation					1,127,321
Total Industrials					22,066,289
Information Technology — 0.6%
Communications Equipment — 0.6%
Brocade Communications Systems Inc., Senior Secured Notes	6.625%	1/15/18	2,000,000		2,085,000	(b)
Materials — 7.9%
Chemicals — 1.3%
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	606,000	EUR	784,018	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	609,120	EUR	939,766
Solutia Inc., Senior Notes	8.750%	11/1/17	1,500,000		1,640,625	(b)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,100,000	EUR	1,210,046	(a)
Total Chemicals					4,574,455
Construction Materials — 0.3%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	903,141
Containers & Packaging — 0.4%
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	330,000	EUR	372,146	(a)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	200,000	EUR	240,764	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		911,800	(a)
Total Containers & Packaging					1,524,710
Metals & Mining — 4.7%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,190,750	(a)
Evraz Group SA, Notes	8.875%	4/24/13	460,000		487,600	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		490,500	(a)
Evraz Group SA, Notes	6.750%	4/27/18	930,000		886,987	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,710,000		1,831,692	(b)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,380,000		1,486,950	(a)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	1,000,000		1,042,500
New World Resources NV, Senior Bonds	7.375%	5/15/15	530,000	EUR	696,693	(a)

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,680,000		$ 1,777,610	(b)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		752,913	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,812,196	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		389,742	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,570,000		1,585,700	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		252,200	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,393,438
Total Metals & Mining					17,077,471
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,458,570	(b)
M-real OYJ, Senior Notes	8.750%	4/1/13	730,000	EUR	1,005,050
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,500,000		1,128,750	(g)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	640,000	EUR	940,916	(a)
Total Paper & Forest Products					4,533,286
Total Materials					28,613,063
Telecommunication Services — 8.7%
Diversified Telecommunication Services — 6.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	260,000		222,300	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	373,000		328,240	(a)
British Telecommunications PLC, Senior Bonds	8.750%	12/7/16	1,200,000	GBP	2,363,936
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	2,000,000		2,175,000	(a)(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,800,000		1,791,000
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		664,625	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,662,500	(b)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	364,384	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	316,923	(a)
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	500,000		506,469	(b)
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	1,828,626
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		1,991,016
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,196,710	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,207,500	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	943,130	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		197,000	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,010,000		1,944,675	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,810,096	EUR	2,329,306	(a)(e)
Total Diversified Telecommunication Services					24,033,340

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	17

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 2.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		$ 2,413,442	(b)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		773,294	(b)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,500,000		1,413,750
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	500,000	GBP	671,299	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		551,250	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		1,670,000	(b)
Total Wireless Telecommunication Services					7,493,035
Total Telecommunication Services					31,526,375
Utilities — 5.3%
Electric Utilities — 2.0%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	127,585		128,861
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,919,400	(a)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,058,906
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	2,084,316
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,500,000		2,162,500	(a)
Total Electric Utilities					7,353,983
Gas Utilities — 0.3%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,144,737
Independent Power Producers & Energy Traders — 1.4%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,000,000		1,055,000	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,458,177	(a)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	197,000		167,450	(b)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	512,000		540,160	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		2,031,404
Total Independent Power Producers & Energy Traders					5,252,191
Multi-Utilities — 1.6%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,282,251
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,421,750	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	1,982,748
Total Multi-Utilities					5,686,749
Total Utilities					19,437,660
Total Corporate Bonds & Notes (Cost — $310,884,230)					312,337,434
Asset-Backed Securities — 3.2%
Argent Securities Inc., 2004-W10 A2	0.635%	10/25/34	816,891		720,973	(c)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.220%	6/25/33	2,393,442		1,969,053	(c)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.705%	10/25/35	1,200,000		1,129,805	(c)

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.393%	11/15/36	877,227		$ 663,968	(c)
Home Equity Asset Trust, 2004-8 M1	1.115%	3/25/35	641,516		540,215	(c)
National Collegiate Student Loan Trust, IO, 2004-2 AIO	9.750%	10/27/14	2,377,500		211,003	(f)
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	6,050,000		453,750	(f)
Park Place Securities Inc., 2004-WCW1 M2	0.925%	9/25/34	1,900,000		1,699,347	(c)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	2,263,785		2,267,246
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	460,629		457,994
Soundview Home Equity Loan Trust, 2005-3 M2	1.025%	6/25/35	353,419		334,787	(c)
Structured Asset Securities Corp., 2002-HF1 A	0.825%	1/25/33	1,430,007		1,253,109	(c)
Total Asset-Backed Securities (Cost — $11,328,586)					11,701,250
Collateralized Mortgage Obligations — 2.1%
ARM Trust, 2004-5 4A1	5.182%	4/25/35	1,023,178		957,718	(c)
Bayview Commercial Asset Trust, IO, 2005-2A	2.870%	8/25/35	24,575,821		449,738	(a)
Bear Stearns ARM Trust, 2005-12 24A1	5.574%	2/25/36	100,254		63,311	(c)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	2.802%	7/27/36	567,683		567,990	(a)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	355,732		356,638	(a)
Harborview Mortgage Loan Trust, 2004-10 4A	2.626%	1/19/35	446,042		402,373	(c)
JPMorgan Mortgage Trust, 2005-A5 1A2	5.163%	8/25/35	1,900,000		1,669,926	(c)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.322%	4/25/31	2,173,296		1,645,744	(c)
Sequoia Mortgage Trust, 2003-3 A1	0.575%	7/20/33	831,774		695,987	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.980%	6/25/47	1,065,153		606,239	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.556%	9/25/36	116,737		82,701	(c)
Total Collateralized Mortgage Obligations (Cost — $7,469,590)					7,498,365
Convertible Bonds & Notes — 0.1%
Industrials — 0.1%
Marine — 0.1%
Horizon Lines Inc., Secured Senior Notes (Cost— $473,074)	6.000%	4/15/17	471,756		330,566
Sovereign Bonds — 6.2%
Brazil — 1.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	556,000	BRL	318,758
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,375,000	BRL	4,064,552
Total Brazil					4,383,310

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	19

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Chile — 0.4%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		$ 1,588,194	(a)
India — 0.5%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,900,000		1,795,500	(a)(c)
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,270,000	MYR	754,404
Peru — 0.1%
Republic of Peru, Bonds	7.840%	8/12/20	1,100,000	PEN	466,773
Russia — 0.9%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,070,000		3,227,337	(a)(b)
United Arab Emirates — 0.6%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		465,368	(a)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,529,393	(a)
Total United Arab Emirates					1,994,761
United Kingdom — 0.5%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,927,547
Venezuela — 1.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,293,000		4,141,772	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,000,000		2,182,500
Total Venezuela					6,324,272
Total Sovereign Bonds (Cost — $21,218,161)					22,462,098

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Horizon Lines Inc., Class A (Cost — $36,791)			84,242		23,167	*
Convertible Preferred Stocks — 0.5%
Financials — 0.5%
Diversified Financial Services — 0.5%
Citigroup Inc. (Cost— $2,073,750)	7.500%		17,500		1,663,200
Preferred Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII (Cost— $80,711)	7.875%		3,050		82,136	(c)
Total Investments Before Short-Term Investments (Cost — $353,564,893)					356,098,216

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments—2.0%
U.S. Government Agencies— 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost— $124,973)	0.110%	1/12/12	125,000	$ 124,998	(h)(i)
Repurchase Agreements— 2.0%
Credit Suisse First Boston Inc. tri-party repurchase agreement dated 10/31/11; Proceeds at maturity — $5,500,006; (Fully collateralized by U.S. government obligations, 5.000% due 5/15/37; Market Value — $5,610,218)	0.040%	11/1/11	5,500,000	5,500,000
State Street Bank & Trust Co., dated 10/31/11; Proceeds at maturity — $1,774,000; (Fully collateralized by U.S. government obligations, 0.000% due 12/29/11; Market Value — $1,809,971)	0.010%	11/1/11	1,774,000	1,774,000
Total Repurchase Agreements (Cost — $7,274,000)				7,274,000
Total Short-Term Investments (Cost — $7,398,973)				7,398,998
Total Investments — 100.0% (Cost — $360,963,866#)				$363,497,214

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(g)	The coupon payment on these securities is currently in default as of October 31, 2011.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(i)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $363,030,470.

Abbreviations used in this schedule:

	ARM	—	Adjustable Rate Mortgage
	BRL	—	Brazilian Real
	CAD	—	Canadian Dollar
	EUR	—	Euro
	GBP	—	British Pound
	IO	—	Interest Only
	MYR	—	Malaysian Ringgit
	OJSC	—	Open Joint Stock Company
	PEN	—	Peruvian Nuevo Sol

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	21

Western Asset Global Corporate Defined Opportunity Fund Inc.

Summary of Investments by Country† (unaudited)

United States	40.3%
United Kingdom	12.9
Brazil	5.0
Russia	4.0
Netherlands	3.6
France	3.0
Australia	2.6
Mexico	2.3
Luxembourg	2.2
Italy	1.8
Switzerland	1.8
Venezuela	1.7
Spain	1.7
Qatar	1.2
Chile	1.2
United Arab Emirates	1.1
Germany	1.1
Belgium	1.1
Cayman Islands	1.1
India	1.0
Malaysia	1.0
Canada	0.9
Colombia	0.9
Trinidad and Tobago	0.8
Jersey	0.7
South Africa	0.5
Ireland	0.5
Kazakhstan	0.5
Bermuda	0.3
Finland	0.3
Panama	0.3
Austria	0.3
Sweden	0.2
Peru	0.1
Short-Term Investments	2.0
100.0%

†  As a percentage of total investments. Please note that Fund holdings are as of October, 31, 2011 and are subject to change.

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Statement of assets and liabilities

October 31, 2011

Assets:
Investments, at value (Cost — $360,963,866)	$363,497,214
Foreign currency, at value (Cost — $790,299)	790,428
Cash	874
Interest receivable	7,650,628
Unrealized appreciation on forward foreign currency contracts	1,985,672
Prepaid expenses	12,482
Other assets	54,700
Total Assets	373,991,998

Liabilities:
Payable for open reverse repurchase agreement (Note 3)	80,030,489
Distribution payable	1,940,630
Investment management fee payable	244,976
Interest payable (Notes 3 and 5)	74,954
Unrealized depreciation on forward foreign currency contracts	66,676
Payable to broker — variation margin on open futures contracts	31,469
Accrued expenses	108,011
Total Liabilities	82,497,205
Total Net Assets	$291,494,793

Net Assets:
Par value ($0.001 par value, 15,220,631 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,221
Paid-in capital in excess of par value	289,949,994
Overdistributed net investment income	(1,149,784)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(1,717,495)
Net unrealized appreciation on investments, futures contracts and foreign currencies	4,396,857
Total Net Assets	$291,494,793

Shares Outstanding	15,220,631

Net Asset Value	$ 19.15

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	23

Statement of operations

For the Year Ended October 31, 2011

Investment Income:
Interest	$25,275,357
Dividends	72,047
Less: Foreign taxes withheld	(16,674)
Total Investment Income	25,330,730

Expenses:
Investment management fee (Note 2)	3,008,054
Interest expense (Notes 3 and 5)	707,396
Legal fees	90,187
Transfer agent fees	71,273
Excise tax (Note 1)	65,300
Audit and tax	56,617
Directors’ fees	48,449
Shareholder reports	46,656
Custody fees	35,066
Fund accounting fees	25,698
Stock exchange listing fees	19,448
Insurance	6,495
Miscellaneous expenses	5,121
Total Expenses	4,185,760
Net Investment Income	21,144,970

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	131,051
Futures contracts	(202,572)
Foreign currency transactions	(4,334,549)
Net Realized Loss	(4,406,070)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(16,968,787)
Futures contracts	(7,859)
Foreign currencies	4,749,016
Change in Net Unrealized Appreciation (Depreciation)	(12,227,630)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(16,633,700)
Increase in Net Assets from Operations	$4,511,270

See Notes to Financial Statements.

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Statements of changes in net assets

For the Year Ended October 31, 2011 and the Period Ended October 31, 2010	2011	2010†

Operations:
Net investment income	$ 21,144,970	$ 18,300,045
Net realized gain (loss)	(4,406,070)	5,410,535
Change in net unrealized appreciation (depreciation)	(12,227,630)	16,624,487
Increase in Net Assets From Operations	4,511,270	40,335,067

Distributions to Shareholders From (Note 1):
Net investment income	(22,494,570)	(19,758,070)
Net realized gains	(1,173,511)	—
Decrease in Net Assets From Distributions to Shareholders	(23,668,081)	(19,758,070)

Fund Share Transactions:
Net proceeds from sale of shares (0 and 15,105,236 shares issued, respectively)	—	287,906,000
Reinvestment of distributions (0 and 115,395 shares reinvested, respectively)	—	2,168,607
Increase in Net Assets From Fund Share Transactions	—	290,074,607
Increase (Decrease) in Net Assets	(19,156,811)	310,651,604

Net Assets:
Beginning of year	310,651,604	—
End of year*	$291,494,793	$310,651,604
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(1,149,784)	$3,833,754

†  For the period November 24, 2009 (commencement of operations) through October 31, 2010.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	25

Statement of cash flows

For the Year Ended October 31, 2011

Increase (Decrease) in Cash: Cash Provided from Operating Activities:
Net increase in net assets resulting from operations	$4,511,270
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio securities	(58,098,655)
Proceeds from sales of portfolio securities	61,392,529
Net purchases, sales and maturities of short-term investments	(4,253,417)
Net amortization (accretion) of discount and premium	1,886,705
Decrease in interest receivable	369,767
Increase in prepaid expenses	(3,316)
Net increase in other assets	(54,700)
Decrease in payable for securities purchased	(1,170,868)
Decrease in investment management fee payable	(16,094)
Decrease in Directors’ fee payable	(7,508)
Decrease in interest payable	(82,424)
Decrease in accrued expenses	(20,250)
Change in payable to broker — variation margin on open futures contracts	20,188
Net realized gain on investments	(131,051)
Change in unrealized appreciation of investments and forward foreign currency contracts	12,026,765
Net Cash Provided Operating Activities*	16,368,941

Cash Used from Financing Activities:
Distributions paid on common stock	(21,727,451)
Repayment of loans	(50,000,000)
Due to custodian	(6,807)
Net proceeds from reverse repurchase agreements	55,118,930
Net Cash Used in Financing Activities	(16,615,328)
Net Increase in Cash	(246,387)
Cash Beginning of Year	1,037,689
Cash End of Year	$791,302

*  Included in operating expenses is $707,396 in cash, paid for interest on borrowings.

See Notes to Financial Statements.

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2011[1]	2010[1,2]

Net asset value, beginning of year	$20.41	$19.06 [3]

Income (loss) from operations:
Net investment income	1.39	1.21
Net realized and unrealized gain (loss)	(1.09)	1.44
Total income from operations	0.30	2.65

Less distributions from:
Net investment income	(1.48)	(1.30)
Net realized gains	(0.08)	—
Total distributions	(1.56)	(1.30)

Net asset value, end of year	$19.15	$20.41

Market price, end of year	$18.05	$19.08
Total return, based on NAV[4,5]	2.13%	14.87%
Total return, based on Market Price[5]	2.97%	2.33%

Net assets, end of year (000s)	$291,495	$310,652

Ratios to average net assets:
Gross expenses	1.40%	1.35%[6]
Net expenses[7]	1.40	1.34 [6,8]
Net investment income	7.05	6.76 [6]

Portfolio turnover rate	16%	18%

Supplemental data:
Loans Outstanding, End of Year (000s)	—	$50,000
Asset Coverage for Loan Outstanding	—	721%
Weighted Average Loan (000s)	$21,644	$48,044
Weighted Average Interest Rate on Loans	1.16%	1.18%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period November 24, 2009 (commencement of operations) through October 31, 2010.
[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.
[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[8]	The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$312,107,634	$229,800	$312,337,434
Asset-backed securities	—	11,701,250	—	11,701,250
Collateralized mortgage obligations	—	7,498,365	—	7,498,365
Convertible bonds & notes	—	330,566	—	330,566
Sovereign bonds	—	22,462,098	—	22,462,098
Common stocks	$ 23,167	—	—	23,167
Convertible preferred stocks	1,663,200	—	—	1,663,200
Preferred stocks	82,136	—	—	82,136
Total long-term investments	$1,768,503	$354,099,913	$229,800	$356,098,216
Short-term investments†	—	7,398,998	—	7,398,998
Total investments	$1,768,503	$361,498,911	$229,800	$363,497,214
Other financial instruments:
Forward foreign currency contracts	—	1,985,672	—	1,985,672
Total	$1,768,503	$363,484,583	$229,800	$365,482,886

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	29

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$31,429	—	—	$31,429
Forward foreign currency contracts	—	$66,676	—	66,676
Total	$31,429	$66,676	—	$98,105

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes
Balance as of October 31, 2010	$4,275,000
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	(177,868)
Net purchases (sales)	(182,268)
Transfers into Level 3	—
Transfers out of Level 3[2]	(3,685,064)
Balance as of October 31, 2011	$229,800
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2011[1]	$(10,200)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	31

marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	33

transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of October 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $66,676. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

34	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $65,301 of Federal excise tax attributable to calendar year 2010. The Fund anticipates being subject to an excise tax of approximately $29,000 for calendar year 2011. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$ 65,301	—	$(65,301)
(b)	(3,699,239)	$3,699,239	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	35

subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$58,098,655
Sales	61,392,529

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,027,715
Gross unrealized depreciation	(14,560,971)
Net unrealized appreciation	$466,744

At October 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	8	12/11	$1,032,154	$1,032,500	$(346)
U.S. Treasury 30-Year Bonds	11	12/11	1,498,261	1,529,344	(31,083)
Net unrealized loss on open futures contracts					$(31,429)

36	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$54,438,384	0.833%	$81,912,947

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.600% to 1.250% during the year ended October 31, 2011. Interest expense incurred on reverse repurchase agreements totaled $453,363.

At October 31, 2011, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Deutsche Bank	0.60%	5/24/11	TBD	*	$ 2,375,760
Credit Suisse	0.75%	6/27/11	TBD	*	2,151,580
Credit Suisse	0.75%	9/29/11	TBD	*	3,716,325
Credit Suisse	0.75%	10/11/11	TBD	*	1,786,824
Barclays Capital Inc.	1.01%†	10/12/11	4/12/12		70,000,000
					$80,030,489
*

TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

†	Interest rate on the reverse repurchase agreement resets daily. Interest rate disclosed is as of October 31, 2011.

On October 31, 2011, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $104,136,351.

At October 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Morgan Stanley	100,000	$ 160,764	11/16/11	$ 2,892
British Pound	Morgan Stanley	100,000	160,764	11/16/11	4,636
British Pound	Morgan Stanley	200,000	321,529	11/16/11	1,977
Euro	Citibank N.A.	250,000	345,869	11/16/11	12,257
Euro	Morgan Stanley	100,000	138,348	11/16/11	(4,632)
Euro	Morgan Stanley	300,000	415,043	11/16/11	(7,343)
Euro	Morgan Stanley	200,000	276,695	11/16/11	1,040
Euro	Morgan Stanley	100,000	138,348	11/16/11	1,100
Euro	Morgan Stanley	200,000	276,695	11/16/11	(1,921)
					10,006

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	37

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
British Pound	Citibank N.A.	400,000	$ 643,058	11/16/11	$ 9,662
British Pound	Morgan Stanley	18,781,741	30,194,363	11/16/11	66,684
British Pound	UBS AG	200,000	321,529	11/16/11	(11,216)
Canadian Dollar	Morgan Stanley	2,000,000	2,005,791	11/16/11	9,089
Euro	Morgan Stanley	200,000	276,695	11/16/11	(3,116)
Euro	Morgan Stanley	900,000	1,245,128	11/16/11	(15,685)
Euro	Morgan Stanley	53,683,123	74,269,311	11/16/11	1,863,020
Euro	UBS AG	100,000	138,348	11/16/11	(780)
Euro	UBS AG	200,000	276,695	11/16/11	(7,693)
Euro	UBS AG	471,247	651,959	11/16/11	13,315
Euro	UBS AG	600,000	830,086	11/16/11	(14,290)
					1,908,990
Net unrealized gain on open forward foreign currency contracts					$1,918,996

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2011.

ASSET DERIVATIVES1

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$1,985,672

LIABILITY DERIVATIVES1

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$31,429	—	$31,429
Forward foreign currency contracts	—	$66,676	66,676
Total	$31,429	$66,676	$98,105

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2     Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized

38	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(202,572)	—	$ (202,572)
Forward foreign currency contracts	—	$(4,928,559)	(4,928,559)
Total	$(202,572)	$(4,928,559)	$(5,131,131)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(7,859)	—	$ (7,859)
Forward foreign currency contracts	—	$4,942,022	4,942,022
Total	$(7,859)	$4,942,022	$4,934,163

During the year ended October 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$ 2,393,111
Forward foreign currency contracts (to buy)	4,485,234
Forward foreign currency contracts (to sell)	105,627,055

5. Loan

The Fund had a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $100,000,000. Unless renewed, this agreement would have terminated on January 10, 2011. On January 5, 2011, this credit agreement was extended to April 10, 2011. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. During the year ended October 31, 2011, the Fund incurred interest expense on this loan in the amount of $254,033. For the year ended October 31, 2011, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $50,000,000 and the weighted average interest rate was 1.16%. On April 10, 2011, the credit agreement expired. At October 31, 2011, the Fund had no borrowings outstanding under this credit agreement.

Effective April 8, 2011, the Fund entered into a reverse repurchase agreement with Barclay’s Capital Inc., replacing the credit facility with Pershing LLC, which allows the Fund to borrow up to an aggregate amount of $70,000,000.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	39

6. Distributions subsequent to October 31, 2011

On August 11, 2011, the Fund’s Board of Directors (the “Board”) declared two distributions, each in the amount of $0.1275 per share, payable on November 1, 2011 and November 25, 2011 to shareholders of record on October 21, 2011 and November 18, 2011, respectively.

On November 10, 2011, the Board declared three distributions, each in the amount of $0.1275 per share, payable on December 23, 2011, January 27, 2012 and February 24, 2012 to shareholders of record on December 16, 2011, January 20, 2012 and February 17, 2012, respectively. The December distribution of $0.1275 per common share is comprised of $0.1041 per common share of income, $0.0048 short-term capital gain and $0.0186 long-term capital gain.

7. Tax information and distributions to shareholders.

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2011	2010
Distributions Paid From:
Ordinary Income	$23,668,081	$19,758,070

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net		$ 1,145,373
Undistributed long-term capital gains — net		245,325
Total undistributed earnings		$ 1,390,698
Other book/tax temporary differences(a)		(2,191,373)
Unrealized appreciation (depreciation)(b)		2,330,253
Total accumulated earnings/(losses) — net		$ 1,529,578

(a)       Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)      The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax amortization methods for premiums on fixed income securities.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

40	Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report

Notes to financial statements (cont’d)

9. Recent accounting pronouncements.

In April 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-03, Transfers and Servicing (Topic 860) — Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-03 will have on the Fund’s financial statements and related disclosures.

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2011 Annual Report	41

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Global Corporate Defined Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Corporate Defined Opportunity Fund Inc., including the schedule of investments, as of October 31, 2011, and the related statement of operations and statement of cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from November 24, 2009 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Corporate Defined Opportunity Fund Inc. as of October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 16, 2011

42	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman

Year of birth	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)

Number of portfolios in fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	None

Daniel P. Cronin

Year of birth	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	None

Paolo M. Cucchi

Year of birth	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)

Number of portfolios in fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	None

Western Asset Global Corporate Defined Opportunity Fund Inc.	43

Independent Directors cont’d

Leslie H. Gelb

Year of birth	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

William R. Hutchinson

Year of birth	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 1998

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)

Number of portfolios in fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Riordan Roett

Year of birth	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)

Number of portfolios in fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	None

44	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional information (cont’d) (unaudited)

Independent Directors cont’d

Jeswald W. Salacuse

Year of birth	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by Director (including the Fund)	25

Other board memberships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

R. Jay Gerken[2]

Year of birth	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of portfolios in fund complex overseen by Director (including the Fund)	160

Other board memberships held by Director	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Western Asset Global Corporate Defined Opportunity Fund Inc.	45

Additional Officers:

Ted P. Becker

Legg Mason

620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams

Legg Mason

100 First Stamford Place, Stamford, CT 06902

Year of birth	1979

Position(s) with Fund[1]	Identity Theft Prevention Officer

Term of office[1] and length of time served	Since 2011

Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel

Legg Mason

100 First Stamford Place, Stamford, CT 06902

Year of birth	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

46	Western Asset Global Corporate Defined Opportunity Fund Inc.

Additional information (cont’d) (unaudited)

Additional Officers cont’d

Thomas C. Mandia

Legg Mason

100 First Stamford Place, Stamford, CT 06902

Year of birth	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM and CFM (since 2002)

Richard F. Sennett

Legg Mason

55 Water Street, New York, NY 10041

Year of birth	1970

Position(s) held with Fund[1]	Principal Financial Officer

Term of office[1] and length of time served	Since 2011

Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Global Corporate Defined Opportunity Fund Inc.	47

Additional Officers cont’d

Steven Frank

Legg Mason

55 Water Street, New York, NY 10041

Year of birth	1967

Position(s) held with Fund[1]	Treasurer

Term of office[1] and length of time served	Since 2010

Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly

Legg Mason

620 Eighth Avenue, New York, NY 10018

Year of birth	1951

Position(s) with Fund[1]	Senior Vice President

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†  Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1  The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2012 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2  Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

48	Western Asset Global Corporate Defined Opportunity Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Global Corporate Defined Opportunity Fund Inc.	49

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274.

Complaints submitted through this number will be received by the CCO.

50	Western Asset Global Corporate Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

Western Asset Global Corporate Defined Opportunity Fund Inc.	51

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors	Western Asset Global Corporate Defined Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Ltd	GDO
R. Jay Gerken	Western Asset Management Company Pte. Ltd.
President and Chief Executive Officer
Richard F. Sennett	Custodian
Principal Financial Officer	State Street Bank and Trust Company
Ted P. Becker	1 Lincoln Street
Chief Compliance Officer	Boston, MA 02111
Vanessa A. Williams
Identity Theft Protection Officer	Transfer agent
Robert I. Frenkel	American Stock Transfer & Trust Company
Secretary and Chief Legal Officer	59 Maiden Lane
Thomas C. Mandia	New York, NY 10038
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

  NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

  NOT PART OF THE ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate
Defined Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX013050 12/11 SR11-1541

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2010 and October 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $18,000 in 2010 and $51,800 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the audit performed relating to the Tender Options Bonds for the Western Asset Global Corporate Defined Opportunity Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global Corporate Defined Opportunity Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $3,200 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Global Corporate Defined Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Corporate

Defined Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Global Corporate Defined Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Corporate Defined Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Corporate Defined Opportunity Fund Inc. during the reporting period were $0 in 2011.

(h) Yes.  Western Asset Global Corporate Defined Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Global

Corporate Defined Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   PROXY VOTING — LMPFA & Western Asset Management Company (and affiliates)

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager at Logan Circle Partners, L.P. from 2007-2009; Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors from 2000-2007

Andrew J. Belshaw Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Head of investment management for Western Asset Company Limited since 2009; Managing Director and head of Sterling Fixed Income for Blackrock Investment Management from 2004-2009; Director of Institutional Fixed Income for M&G Investment Management from 2003-2004.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2011.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	8 registered investment companies with $1.6 billion in total assets under management	12 Other pooled investment vehicles with $1.9 billion in assets under management	36 Other accounts with $13.6 on in total assets under management*

Stephen A. Walsh ‡	99 registered investment companies with $151.6 billion in total assets under management	214Other pooled investment vehicles with $109.8 billion in assets under management**	735 Other accounts with $175.7 billion in total assets under management***

Keith J. Gardner ‡	40 registered investment companies with $26.7 billion in total assets under management	7 Other pooled investment vehicles with $2.6 billion in assets under management	2 Other accounts with $0.6 billion in total assets under management

Michael C. Buchanan ‡	46 registered investment Companies with $30.4 billion in total assets Under management	9 Other pooled investment vehicles with $4.9 billion in assets under management	14 Other accounts with $2.2 billion in total assets under management

Ryan K. Brist ‡	12 registered investment Companies with $2.9 billion in total assets Under management	4 Other pooled investment vehicles with $6.9 billion in assets under management****	21 Other accounts with $5.0 billion in total assets under management+

Andrew Belshaw	0 registered investment companies with $0 billion in total assets under management	8 Other pooled investment vehicles with $1.1 billion in assets under management	5 Other accounts with $1.7 billion in total assets under management++

*	Includes 6 accounts managed, totaling $2.3 billion, for which advisory fee is performance based.
**	Includes 6 accounts managed, totaling $0.9 billion, for which advisory fee is performance based.
***	Includes 78 account managed, totaling $19.8 billion, for which advisory fee is performance based.
****	Includes 1 account managed, totaling $1 million, for which advisory fee is performance based.
+	Includes 2 accounts managed, totaling $0.3 billion, for which advisory fee is performance based.
++	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2011.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	C
Keith J. Gardner	A
Michael C. Buchanan	C
Ryan K. Brist	A
Andrew J. Belshaw	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)       The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	December 23, 2011

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	December 23, 2011